Exhibit 99.1

Tenneco Reports Third Quarter 2022 Results

Company expects to close transaction with Apollo Funds in mid-November, 2022

Skokie, Illinois, October 31, 2022 – Tenneco Inc. (NYSE: TEN) today announced results for the third quarter ended September 30, 2022, including the following:

•

Third quarter total revenue of $4.9 billion, up 14% year-over-year. Value-add revenue of $3.6 billion was up 17% year-over-year, excluding a negative currency impact of $214 million. The Company’s OE light vehicle value-add revenue growth of 32%, excluding currency, outpaced global industry light vehicle production*, which was up 27% year-over-year. Material, energy, and freight cost recoveries contributed more than $200 million of revenue on a year-over-year basis.

•

EBIT** of $129 million, compared with EBIT of $125 million in third quarter 2021. Adjusted EBITDA*** improved 8% year-over-year to $301 million, compared with $279 million last year. The increase in earnings is primarily a result of higher light vehicle volumes.

•

Net loss of $44 million, or a loss of $0.53 per diluted share, compared to net earnings of $15 million, or $0.17 per diluted share, in the prior year. Third quarter 2022 adjusted net loss of $11 million, or a loss of $0.14 per diluted share, compared to prior year adjusted net income of $15 million, or $0.17 per diluted share. The year-over-year comparisons were primarily driven by higher non-operating interest and tax expenses.

“In a tough business environment, I’m proud of how Team Tenneco delivered year-over-year growth in revenue and adjusted EBITDA” said Brian Kesseler, Tenneco CEO. “Our continued focus on operational excellence, cash generation, and cost control actions also helped us deliver both significant sequential margin improvement across all business groups, and lower net debt.”

As previously disclosed, all conditions to closing with respect to antitrust and/or foreign direct investment laws under Tenneco’s merger agreement with certain affiliates of Apollo Global Management, Inc. have been satisfied or waived in accordance with the terms and conditions of the merger agreement. The Company expects to complete the transaction in mid-November 2022. In light of this, Tenneco will not conduct a conference call or give forward-looking guidance.

*	Source: S&P Global Mobility (formerly IHS Markit) October 2022 global light vehicle production forecast.
**	EBIT: Earnings before interest expense, income taxes and noncontrolling interests.
***	Adjusted EBITDA: Adjusted earnings before interest expense, income taxes, noncontrolling interests, and depreciation and amortization.

-More-

Attachment 1

Statements of Income (Loss) – 3 months

Statements of Income (Loss) – 9 months

Balance Sheets

Statements of Cash Flows – 3 Months

Statements of Cash Flows – 9 Months

Attachment 2

Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 and 9 Months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 and 9 Months

Reconciliation of GAAP to Non-GAAP Revenue Measures – 3 and 9 Months

Reconciliation of Non-GAAP Measures – Debt Net of Total Cash/Adjusted LTM EBITDA including noncontrolling interests

Reconciliation of GAAP to Non-GAAP Revenue Measures – Original Equipment, Original Equipment Service and Aftermarket Revenue – 3 and 9 Months

Reconciliation of GAAP to Non-GAAP Cash Flow Measures – 3 and 9 Months

About Tenneco

Tenneco is one of the world’s leading designers, manufacturers, and marketers of automotive products for original equipment and aftermarket customers, with full year 2021 revenues of $18 billion and approximately 71,000 team members working at more than 260 sites worldwide. Through our four business groups, Motorparts, Performance Solutions, Clean Air and Powertrain, Tenneco is driving advancements in global mobility by delivering technology solutions for diversified global markets, including light vehicle, commercial truck, off-highway, industrial, motorsport and the aftermarket.

Visit www.tenneco.com to learn more.

Investors and others should note that Tenneco routinely posts important information on its website and considers the Investor section, www.investors.tenneco.com, a channel of distribution.

Safe Harbor

This press release includes forward-looking statements regarding the Agreement and Plan of Merger (the “Merger Agreement”) that the Company entered into with Pegasus Holdings III, LLC (the “Parent”) and Pegasus Merger Co. on February 22, 2022. Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Tenneco (the “Merger”) with Tenneco continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include (without limitation and in addition to the risks set forth above): the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to satisfy conditions to the consummation of the Merger; the risk that the Merger disrupts our current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Merger on our ability to retain and hire key personnel and maintain relationships with our customers, suppliers and others with whom we do business; the effect of the announcement of the Merger on our operating results and business generally; the amount of costs, fees and expenses related to the Merger; the risk that our stock price may decline significantly if the Merger is not consummated; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against Tenneco and others; and other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The risks included here are not exhaustive. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and quarterly reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, as well as the Company’s subsequent filings and quarterly reports, available online at

www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

###

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com

ATTACHMENT 1

TENNECO INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

Unaudited

(millions, except per share amounts)

	Three Months Ended September 30,
	2022	2021
Net sales and operating revenues:
Motorparts	$723	$769
Performance Solutions	849	686
Clean Air - Value-add revenues	1,040	897
Clean Air - Substrate sales	1,295	1,039
Powertrain	1,024	941

Total net sales and operating revenues	4,931	4,332

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	4,388	3,776
Selling, general, and administrative	219	240
Depreciation and amortization	140	147
Engineering, research, and development	71	71
Restructuring charges, net and asset impairments	3	(4)

Total costs and expenses	4,821	4,230

Other income (expense):
Non-service pension and postretirement benefit (costs) credits	3	4
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	3	10
Other income (expense), net	13	9

	19	23

Earnings (loss) before interest expense, income taxes, and noncontrolling interests	129	125
Interest expense	(90)	(66)

Earnings (loss) before income taxes and noncontrolling interests	39	59
Income tax (expense) benefit	(67)	(34)

Net income (loss)	(28)	25
Less: Net income (loss) attributable to noncontrolling interests	16	10

Net income (loss) attributable to Tenneco Inc.	$(44)	$15

Basic earnings (loss) per share:
Earnings (loss) per share	$(0.53)	$0.17
Weighted average shares outstanding	83.7	82.3
Diluted earnings (loss) per share:
Earnings (loss) per share	$(0.53)	$0.17
Weighted average shares outstanding	83.7	84.1

ATTACHMENT 1

TENNECO INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

Unaudited

(millions, except per share amounts)

	Nine Months Ended September 30,
	2022	2021
Net sales and operating revenues:
Motorparts	$2,174	$2,282
Performance Solutions	2,433	2,188
Clean Air - Value-add revenues	3,058	2,876
Clean Air - Substrate sales	3,517	3,208
Powertrain	3,063	3,092

Total net sales and operating revenues	14,245	13,646

Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	12,663	11,810
Selling, general, and administrative	728	764
Depreciation and amortization	429	447
Engineering, research, and development	220	216
Restructuring charges, net and asset impairments	45	48

Total costs and expenses	14,085	13,285

Other income (expense):
Non-service pension and postretirement benefit (costs) credits	9	10
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	25	47
Gain (loss) on extinguishment of debt	—	8
Other income (expense), net	27	30

	61	95

Earnings (loss) before interest expense, income taxes, and noncontrolling interests	221	456
Interest expense	(232)	(205)

Earnings (loss) before income taxes and noncontrolling interests	(11)	251
Income tax (expense) benefit	(140)	(122)

Net income (loss)	(151)	129
Less: Net income (loss) attributable to noncontrolling interests	52	59

Net income (loss) attributable to Tenneco Inc.	$(203)	$70

Basic earnings (loss) per share:
Earnings (loss) per share	$(2.44)	$0.85
Weighted average shares outstanding	83.5	82.2
Diluted earnings (loss) per share:
Earnings (loss) per share	$(2.44)	$0.83
Weighted average shares outstanding	83.5	83.5

ATTACHMENT 1

TENNECO INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(dollars in millions)

	September 30, 2022		December 31, 2021
Assets
Cash and cash equivalents	$415		$859
Restricted cash	8		6
Receivables, net	2,819	(a)	2,419	(a)
Inventories	1,948		1,846
Prepayments and other current assets	553		683
Property, plant, and equipment, net	2,557		2,872
Other noncurrent assets	2,652		2,937

Total assets	$10,952		$11,622

Liabilities and Shareholders’ Equity
Short-term debt, including current maturities of long-term debt	$1,427		$57
Accounts payable	3,288		2,955
Accrued compensation and employee benefits	364		381
Accrued income taxes	70		71
Accrued expenses and other current liabilities	1,153		1,227
Long-term debt	3,603	(b)	5,018	(b)
Deferred income taxes	96		105
Pension and postretirement benefits	723		830
Deferred credits and other liabilities	436		491
Redeemable noncontrolling interests	37		91
Total Tenneco Inc. shareholders’ equity (deficit)	(519)		85
Noncontrolling interests	274		311

Total liabilities, redeemable noncontrolling interests, and equity	$10,952		$11,622

	September 30, 2022		December 31, 2021
(a) Accounts receivable net of:
Accounts receivable outstanding and derecognized	$1,063		$1,043
(b) Long-term debt composed of:
Revolver Borrowings	$39		$—
LIBOR plus 2.00% Term Loan A due 2019 through 2023(1)	1,271		1,396
LIBOR plus 3.00% Term Loan B due 2019 through 2025	1,602		1,606
$225 million of 5.375% Senior Notes due 2024	224		223
$500 million of 5.000% Senior Notes due 2026	496		496
$500 million of 7.875% Senior Secured Notes due 2029	491		490
$800 million of 5.125% Senior Secured Notes due 2029	789		787
Other debt, primarily foreign instruments	25		26

	4,937		5,024
Less: maturities classified as current	1,334		6

Total long-term debt	$3,603		$5,018

(1)	The interest rate on Term Loan A at December 31, 2021 was LIBOR plus 1.75%.

ATTACHMENT 1

TENNECO INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited

(dollars in millions)

	Three Months Ended September 30,
	2022	2021
Operating Activities
Net income (loss)	$(28)	$25
Adjustments to reconcile net income (loss) to cash (used) provided by operating activities:
Depreciation and amortization	140	147
Deferred income taxes	5	(4)
Stock-based compensation	5	9
Restructuring charges and asset impairments, net of cash paid	(4)	(20)
Change in pension and other postretirement benefit plans	(8)	(11)
Equity in earnings of nonconsolidated affiliates	(3)	(10)
Cash dividends received from nonconsolidated affiliates	11	—
Loss (gain) on sale of assets and other	6	15
Changes in operating assets and liabilities:
Receivables	(349)	30
Inventories	56	(1)
Payables and accrued expenses	156	(238)
Accrued interest and accrued income taxes	15	(10)
Other assets and liabilities	53	20

Net cash (used) provided by operating activities	55	(48)
Investing Activities
Proceeds from sale of assets	1	27
Net proceeds from sale of business	1	—
Proceeds from sale of investment in nonconsolidated affiliates	4	3
Cash payments for property, plant, and equipment	(82)	(101)
Proceeds from deferred purchase price of factored receivables	98	102

Net cash (used) provided by investing activities	22	31
Financing Activities
Proceeds from term loans and notes	35	(2)
Repayments and extinguishment costs of term loans and notes	(54)	(72)
Borrowings on revolving lines of credit	2,203	1,896
Payments on revolving lines of credit	(2,170)	(1,903)
Debt issuance costs of long-term debt	—	(1)
Distributions to noncontrolling interest partners	(10)	(4)
Collections (payments) on securitization programs, net and other	8	(5)

Net cash (used) provided by financing activities	12	(91)

Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(61)	(16)

Increase (decrease) in cash, cash equivalents, and restricted cash	28	(124)
Cash, cash equivalents, and restricted cash, beginning of period	395	719

Cash, cash equivalents, and restricted cash, end of period	$423	$595

Supplemental Cash Flow Information
Cash paid during the period for interest	$78	$62
Cash paid during the period for income taxes, net of refunds	$41	$42
Lease assets obtained in exchange for new operating lease liabilities	$32	$9
Non-cash Investing Activities
Period end balance of accounts payable for property, plant, and equipment	$81	$73
Deferred purchase price of receivables factored in the period	$88	$102

ATTACHMENT 1

TENNECO INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited

(dollars in millions)

	Nine Months Ended September 30,
	2022	2021
Operating Activities
Net income (loss)	$(151)	$129
Adjustments to reconcile net income (loss) to cash (used) provided by operating activities:
Depreciation and amortization	429	447
Deferred income taxes	(2)	8
Stock-based compensation	17	18
Restructuring charges and asset impairments, net of cash paid	13	(17)
Change in pension and other postretirement benefit plans	(29)	(22)
Equity in earnings of nonconsolidated affiliates	(25)	(47)
Cash dividends received from nonconsolidated affiliates	55	58
Loss (gain) on sale of assets and other	(4)	8
Changes in operating assets and liabilities:
Receivables	(920)	(451)
Inventories	(237)	(194)
Payables and accrued expenses	551	11
Accrued interest and accrued income taxes	(1)	24
Other assets and liabilities	91	3

Net cash (used) provided by operating activities	(213)	(25)
Investing Activities
Proceeds from sale of assets	13	39
Net proceeds from sale of business	3	1
Proceeds from sale of investment in nonconsolidated affiliates	5	6
Cash payments for property, plant and equipment	(253)	(286)
Proceeds from deferred purchase price of factored receivables	310	356
Other	(1)	—

Net cash (used) provided by investing activities	77	116
Financing Activities
Proceeds from term loans and notes	57	836
Repayments and extinguishment costs of term loans and notes	(177)	(1,011)
Borrowings on revolving lines of credit	6,221	4,772
Payments on revolving lines of credit	(6,160)	(4,774)
Debt issuance costs of long-term debt	—	(13)
Distributions to noncontrolling interest partners	(44)	(12)
Payment for redeemable noncontrolling interest redemption	(53)	—
Collections (payments) on securitization programs, net and other	(36)	(78)

Net cash (used) provided by financing activities	(192)	(280)

Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(114)	(19)

Increase (decrease) in cash, cash equivalents, and restricted cash	(442)	(208)
Cash, cash equivalents, and restricted cash, beginning of period	865	803

Cash, cash equivalents, and restricted cash, end of period	$423	$595

Supplemental Cash Flow Information
Cash paid during the period for interest	$192	$162
Cash paid during the period for income taxes, net of refunds	$172	$104
Lease assets obtained in exchange for new operating lease liabilities	$61	$35
Non-cash inventory charge due to aftermarket product line exit	$4	$44
Non-cash Investing Activities
Period end balance of accounts payable for property, plant, and equipment	$81	$73
Deferred purchase price of receivables factored in the period	$319	$368

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(millions, except per share amounts)

	Q3 2022						Q3 2021
	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$(44)	$(0.53)	$16	$(67)	$129	$269	$15	$0.17	$10	$(34)	$125	$272
Adjustments:
Restructuring and related expenses (5)	11	0.13	—	(1)	12	10	—	—	—	—	—	—
Anti-dumping duty charge	1	—	—	—	1	1	3	0.03	—	—	3	3
Asset impairments	—	—	—	—	—	—	1	0.01	—	—	1	1
Other costs (including strategic and transaction related)	17	0.21	—	—	17	17	2	0.03	—	—	2	2
Loss on sale of unconsolidated affiliate	2	0.03	—	—	2	2	1	0.01	—	—	1	1
Other	2	0.02	—	—	2	2	—	—	—	—	—	—
Net tax adjustments	—	—	—	—	—	—	(7)	(0.08)	—	(7)	—	—

Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA (4)	$(11)	$(0.14)	$16	$(68)	$163	$301	$15	$0.17	$10	$(41)	$132	$279

	Q3 2022
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$(44)
Net income (loss) attributable to noncontrolling interests							16

Net income (loss)							(28)
Income tax (expense) benefit							(67)
Interest expense							(90)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							129
Depreciation and amortization							140

Total EBITDA including noncontrolling interests (3)	$73	$41	$131	$90	$335	$(66)	$269
Restructuring and related expenses	1	5	2	2	10	—	10
Anti-dumping duty charge	1	—	—	—	1	—	1
Loss on sale of unconsolidated affiliate	—	2	—	—	2	—	2
Other costs (including strategic and transaction related)	—	—	—	—	—	17	17
Other	1	1	—	—	2	—	2

Adjusted EBITDA (4)	$76	$49	$133	$92	$350	$(49)	$301

	Q3 2021
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$15
Net income (loss) attributable to noncontrolling interests							10

Net income (loss)							25
Income tax (expense) benefit							(34)
Interest expense							(66)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							125
Depreciation and amortization							147

Total EBITDA including noncontrolling interests (3)	$111	$42	$138	$71	$362	$(90)	$272
Restructuring and related expenses	—	(5)	(1)	3	(3)	3	—
Anti-dumping duty charge	3	—	—	—	3	—	3
Asset impairments	1	—	—	—	1	—	1
Loss on sale of unconsolidated affiliate	—	1	—	—	1	—	1
Other costs (including strategic and transaction related)	—	—	—	—	—	2	2

Adjusted EBITDA (4)	$115	$38	$137	$74	$364	$(85)	$279

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods. Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(5)	Q3 2022 includes $2 million of accelerated depreciation related to restructuring and related expenses.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(in millions, except per share amounts)

	Q3 2022 YTD						Q3 2021 YTD
	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$(203)	$(2.44)	$52	$(140)	$221	$650	$70	$0.83	$59	$(122)	$456	$903
Adjustments:
Restructuring and related expenses (5)	62	0.78	—	(4)	66	64	57	0.68	—	(5)	62	59
Anti-dumping duty charge	1	0.01	—	—	1	1	3	0.03	—	—	3	3
Inventory write-down (6)	3	0.03	—	(1)	4	4	44	0.53	—	—	44	44
Asset impairments	4	0.05	—	—	4	4	5	0.05	—	1	4	4
Other costs (including strategic and transaction related)	34	0.41	—	—	34	33	15	0.18	—	—	15	15
Loss on sale of unconsolidated affiliate	5	0.06	—	—	5	5	2	0.03	—	—	2	2
Loss on sale of business	2	0.02	—	—	2	2	—	0.01	—	(1)	1	1
Gain on debt extinguishment	—	—	—	—	—	—	(8)	(0.10)	—	—	(8)	(8)
Other	3	0.02	—	—	3	3	—	—	—	—	—	—
Net tax adjustments	—	—	—	—	—	—	(14)	(0.16)	—	(14)	—	—

Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA (4)	$(89)	$(1.06)	$52	$(145)	$340	$766	$174	$2.08	$59	$(141)	$579	$1,023

	Q3 2022 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$(203)
Net income (loss) attributable to noncontrolling interests							52

Net income (loss)							(151)
Income tax (expense) benefit							(140)
Interest expense							(232)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							221
Depreciation and amortization							429

Total EBITDA including noncontrolling interests (3)	$229	$67	$338	$198	$832	$(182)	$650
Restructuring and related expenses	5	19	10	23	57	7	64
Anti-dumping duty charge	1	—	—	—	1	—	1
Inventory write-down (6)	4	—	—	—	4	—	4
Loss on sale of business	—	—	2	—	2	—	2
Asset impairments	2	—	—	2	4	—	4
Loss on sale of unconsolidated affiliate	—	5	—	—	5	—	5
Other costs (including strategic and transaction related)	—	—	—	—	—	33	33
Other	—	3	—	—	$3	$—	3

Adjusted EBITDA (4)	$241	$94	$350	$223	$908	$(142)	$766

	Q3 2021 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$70
Net income (loss) attributable to noncontrolling interests							59

Net income (loss)							129
Income tax (expense) benefit							(122)
Interest expense							(205)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							456
Depreciation and amortization							447

Total EBITDA including noncontrolling interests (3)	$280	$117	$430	$280	1,107	$(204)	$903
Restructuring and related expenses	8	8	10	22	48	11	59
Anti-dumping duty charge	3	—	—	—	3	—	3
Inventory write-down (6)	44	—	—	—	44	—	44
Loss on sale of business	1	—	—	—	1	—	1
Asset impairments	2	—	—	—	2	2	4
Loss on sale of unconsolidated affiliate	—	2	—	—	2	—	2
Other costs (including strategic and transaction related)	—	—	—	—	—	15	15
Gain on debt extinguishment	—	—	—	—	—	(8)	(8)

Adjusted EBITDA (4)	$338	$127	$440	$302	$1,207	$(184)	$1,023

*

Beginning in the first quarter of 2021, the Company made a change to its operating segments. This change consisted of moving a reporting unit within the Powertrain segment to the Ride Performance segment. In addition, with this change to its segments, Ride Performance was renamed Performance Solutions. As such, prior period operating segment results have been conformed to reflect the Company’s current operating segments.

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods. Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(5)	Q3 YTD 2022 and Q3 YTD 2021 includes $2 million and $3 million of accelerated depreciation related to restructuring and related expenses, respectively.
(6)	Non-cash charge to write-down inventory in the Motorparts segment in connection with its initiative to rationalize its supply chain and distribution network.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES(2)

Unaudited

(in millions, except percents)

	Q3 2022
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$723	$849	$2,335	$1,024	$4,931	$—	$4,931
Less: Substrate sales	—	—	1,295	—	1,295	—	1,295

Value-add revenues	$723	$849	$1,040	$1,024	$3,636	$—	$3,636

EBITDA	$73	$41	$131	$90	$335	$(66)	$269
EBITDA as a % of revenue	10.1%	4.8%	5.6%	8.8%	6.8%		5.5%
EBITDA as a % of value-add revenue	10.1%	4.8%	12.6%	8.8%	9.2%		7.4%
Adjusted EBITDA	$76	$49	$133	$92	$350	$(49)	$301
Adjusted EBITDA as a % of revenue	10.5%	5.8%	5.7%	9.0%	7.1%		6.1%
Adjusted EBITDA as a % of value-add revenue	10.5%	5.8%	12.8%	9.0%	9.6%		8.3%

	Q3 2021
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$769	$686	$1,936	$941	$4,332	$—	$4,332
Less: Substrate sales	—	—	1,039	—	1,039	—	1,039

Value-add revenues	$769	$686	$897	$941	$3,293	$—	$3,293

EBITDA	$111	$42	$138	$71	$362	$(90)	$272
EBITDA as a % of revenue	14.4%	6.1%	7.1%	7.5%	8.4%		6.3%
EBITDA as a % of value-add revenue	14.4%	6.1%	15.4%	7.5%	11.0%		8.3%
Adjusted EBITDA	$115	$38	$137	$74	$364	$(85)	$279
Adjusted EBITDA as a % of revenue	15.0%	5.5%	7.1%	7.9%	8.4%		6.4%
Adjusted EBITDA as a % of value-add revenue	15.0%	5.5%	15.3%	7.9%	11.1%		8.5%

	Q3 2022 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$2,174	$2,433	$6,575	$3,063	$14,245	$—	$14,245
Less: Substrate sales	—	—	3,517	—	3,517	—	3,517

Value-add revenues	$2,174	$2,433	$3,058	$3,063	$10,728	$—	$10,728

EBITDA	$229	$67	$338	$198	$832	$(182)	$650
EBITDA as a % of revenue	10.5%	2.8%	5.1%	6.5%	5.8%		4.6%
EBITDA as a % of value-add revenue	10.5%	2.8%	11.1%	6.5%	7.8%		6.1%
Adjusted EBITDA	$241	$94	$350	$223	$908	$(142)	$766
Adjusted EBITDA as a % of revenue	11.1%	3.9%	5.3%	7.3%	6.4%		5.4%
Adjusted EBITDA as a % of value-add revenue	11.1%	3.9%	11.4%	7.3%	8.5%		7.1%

	Q3 2021 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$2,282	$2,188	$6,084	$3,092	$13,646	$—	$13,646
Less: Substrate sales	—	—	3,208	—	3,208	—	3,208

Value-add revenues	$2,282	$2,188	$2,876	$3,092	$10,438	$—	$10,438

EBITDA	$280	$117	$430	$280	$1,107	$(204)	$903
EBITDA as a % of revenue	12.3%	5.3%	7.1%	9.1%	8.1%		6.6%
EBITDA as a % of value-add revenue	12.3%	5.3%	15.0%	9.1%	10.6%		8.7%
Adjusted EBITDA	$338	$127	$440	$302	$1,207	$(184)	$1,023
Adjusted EBITDA as a % of revenue	14.8%	5.8%	7.2%	9.8%	8.8%		7.5%
Adjusted EBITDA as a % of value-add revenue	14.8%	5.8%	15.3%	9.8%	11.6%		9.8%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBITDA and adjusted EBITDA as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBITDA and adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales. See prior pages for a discussion of EBITDA and adjusted EBITDA.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP REVENUE MEASURES(2)

Unaudited

(in millions, except percents)

	Q3 2021 Value-add Revenues	Currency	Volume, Mix and Other	Q3 2022 Value-add Revenues	% Change increase (decrease) excluding currency
Motorparts	$769	$(34)	$(12)	$723	(1.6)%
Performance Solutions	686	(54)	217	849	31.6%
Clean Air	897	(55)	198	1,040	22.1%
Powertrain	941	(71)	154	1,024	16.4%

Total Tenneco Inc.	$3,293	$(214)	$557	$3,636	16.9%

	Q3 2021 YTD Value-add Revenues	Currency	Volume, Mix and Other	Q3 2022 YTD Value-add Revenues	% Change increase (decrease) excluding currency
Motorparts	$2,282	$(73)	$(35)	$2,174	(1.5)%
Performance Solutions	2,188	(122)	367	2,433	16.8%
Clean Air	2,876	(119)	301	3,058	10.5%
Powertrain	3,092	(174)	145	3,063	4.7%

Total Tenneco Inc.	$10,438	$(488)	$778	$10,728	7.5%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF NON-GAAP MEASURES

Debt net of total cash / Adjusted LTM EBITDA including noncontrolling interests

Unaudited

(in millions, except ratios)

	September 30, 2022	September 30, 2021
Total debt	$5,030	$5,128
Total cash, cash equivalents and restricted cash (total cash)	423	595

Debt net of total cash balances (1)	$4,607	$4,533
Adjusted LTM EBITDA including noncontrolling interests (2) (3)	$1,016	$1,433
Net leverage ratio (4)	4.5x	3.2x

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q3 2022 LTM
Net income (loss) attributable to Tenneco Inc.	$(35)	$(38)	$(121)	$(44)	$(238)
Net income (loss) attributable to noncontrolling interests	6	19	17	16	58

Net income (loss)	(29)	(19)	(104)	(28)	(180)
Income tax (expense) benefit	(60)	(30)	(43)	(67)	(200)
Interest expense	(69)	(66)	(76)	(90)	(301)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	100	77	15	129	321
Depreciation and amortization	146	146	143	140	575

Total EBITDA including noncontrolling interests (2)	$246	$223	$158	$269	$896

Adjustments:
Restructuring and related expenses	16	17	37	10	80
Anti-dumping duty charge	—	—	—	1	1
Inventory write-down (5)	—	4	—	—	4
Other costs (including strategic and transaction related)	2	4	12	17	35
Asset impairments	17	4	—	—	21
Loss on sale of unconsolidated affiliate	2	—	3	2	7
(Gain)/Loss on sale of assets or business	(31)	2	—	—	(29)
Other	(2)	(1)	2	2	1

Total Adjusted EBITDA including noncontrolling interests (3)	$250	$253	$212	$301	$1,016

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q3 2021 LTM
Net income (loss) attributable to Tenneco Inc.	$167	$65	$(10)	$15	$237
Net income (loss) attributable to noncontrolling interests	19	22	27	10	78

Net income (loss)	186	87	17	25	315
Income tax (expense) benefit	(6)	(47)	(41)	(34)	(128)
Interest expense	(68)	(70)	(69)	(66)	(273)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	260	204	127	125	716
Depreciation and amortization	158	155	145	147	605

Total EBITDA including noncontrolling interests (2)	$418	$359	$272	$272	$1,321

Adjustments:
Restructuring and related expenses	6	28	31	—	65
Inventory write-down (5)	—	—	44	—	44
Other costs (including strategic and transaction related)	1	8	5	2	16
Asset impairments	—	—	3	1	4
Loss on sale of unconsolidated affiliate	—	—	1	1	2
Antitrust reserve change in estimate (6)	(11)	—	—	—	(11)
Anti-dumping duty charge	—	—	—	3	3
(Gain)/Loss on sale of assets or business	(2)	1	—	—	(1)
Gain on extinguishment of debt	(2)	(8)	—	—	(10)

Total Adjusted EBITDA including noncontrolling interests (3)	$410	$388	$356	$279	$1,433

(1)

Tenneco presents debt net of total cash balances because management believes it is a useful measure of Tenneco’s credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3)

Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(4)

Net leverage ratio represents ratio of debt net of total cash balances to adjusted LTM EBITDA including noncontrolling interests. Tenneco presents the above reconciliation of the net leverage ratio to show trends that investors may find useful in understanding the company’s ability to service its debt. For purposes of this calculation, Adjusted LTM EBITDA including noncontrolling interests is used as an indicator of the company’s performance and debt net of total cash is presented as an indicator of the company’s credit position and progress toward reducing the company’s financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company’s existing covenant ratios or any other financial measures that investors may find useful in describing the company’s financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of total cash, EBITDA including noncontrolling interests and Adjusted EBITDA including noncontrolling interests. See the company’s fourth quarter earnings release dated February 23, 2022 for the calculation of net leverage ratio as of December 31, 2021.

(5)	Non-cash charge to write-down inventory in the Motorparts segment in connection with its initiative to rationalize its supply chain and distribution network.
(6)	Reduction in estimated antitrust accrual.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP REVENUE MEASURES(2)

Unaudited

(in millions)

	Q3 2022

	Original equipment light vehicle revenues	Original equipment commercial truck, off- highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$3,111	$733	$1,087	$4,931
Less: Substrate sales	1,109	145	41	1,295

Value-add revenues	$2,002	$588	$1,046	$3,636

	Q3 2021

	Original equipment light vehicle revenues	Original equipment commercial truck, off- highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$2,439	$757	$1,136	$4,332
Less: Substrate sales	837	160	42	1,039

Value-add revenues	$1,602	$597	$1,094	$3,293

	Q3 2022 YTD

	Original equipment light vehicle revenues	Original equipment commercial truck, off- highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$8,690	$2,281	$3,274	$14,245
Less: Substrate sales	2,952	444	121	3,517

Value-add revenues	$5,738	$1,837	$3,153	$10,728

	Q3 2021 YTD

	Original equipment light vehicle revenues	Original equipment commercial truck, off- highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$7,945	$2,319	$3,382	$13,646
Less: Substrate sales	2,614	471	123	3,208

Value-add revenues	$5,331	$1,848	$3,259	$10,438

	Q3 2021 Value-add Revenues	Currency	Volume, Mix and Other	Q3 2022 Value-add Revenues	% Change increase (decrease) excluding currency
Original equipment light vehicle revenues	$1,602	$(106)	$506	$2,002	31.6%
Original equipment commercial truck, off-highway, industrial and other revenues	597	(39)	30	588	5.0%
Aftermarket & original equipment service revenues	1,094	(69)	21	1,046	1.9%

Total Tenneco Inc.	$3,293	$(214)	$557	$3,636	16.9%

	Q3 2021 YTD Value- add Revenues	Currency	Volume, Mix and Other	Q3 2022 YTD Value- add Revenues	% Change increase (decrease) excluding currency
Original equipment light vehicle revenues	$5,331	$(249)	$656	$5,738	12.3%
Original equipment commercial truck, off-highway, industrial and other revenues	1,848	(85)	74	1,837	4.0%
Aftermarket & original equipment service revenues	3,259	(154)	48	3,153	1.5%

Total Tenneco Inc.	$10,438	$(488)	$778	$10,728	7.5%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP CASH FLOW MEASURES(2)

Unaudited

(in millions)

	Q3 2022	Q3 2021
Cash from operations	$55	$(48)
Proceeds from deferred purchase price of factored receivables (1)	98	102
Capital expenditures	(82)	(101)
Payments to noncontrolling interest partners	(10)	(4)
Other investing and financing	(44)	6

Free cash flow for debt service (2) (Change in net debt)	$17	$(45)

	Q3 2022 YTD	Q3 2021 YTD
Cash from operations	$(213)	$(25)
Proceeds from deferred purchase price of factored receivables (1)	310	356
Capital expenditures	(253)	(286)
Payments to noncontrolling interest partners	(97)	(12)
Other investing and financing	(144)	(36)

Free cash flow for debt service (2) (Change in net debt)	$(397)	$(3)

(1)	U.S. Generally Accepted Accounting Principles requires reclassification of amount from Change in receivables in the Cash from operations section.
(2)

Tenneco presents the above reconciliation of cash flow from operation to Free Cash Flow for debt service. Free Cash Flow for debt service represents cash flow from operations, plus the proceeds from deferred purchase price of factored receivables less the amount of cash payments for property, plant and equipment and payments to noncontrolling interest partners, as well as various other amounts. Free Cash Flow for debt service is not a GAAP calculation and should not be considered as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented Free Cash Flow for debt service because it regularly reviews Free Cash Flow for debt service as a measure of the company’s performance and ability to reduce net debt. In addition, Tenneco believes its investors utilize and analyze the company’s Free Cash Flow for debt service for similar purposes. However, the Free Cash Flow for debt service measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.